WORLD FUNDS TRUST

REMS Real Estate Value-Opportunity Fund
Institutional Shares (Ticker: HLRRX)
Platform Shares (Ticker: HLPPX)
Z Shares (Ticker: HLZZX)

REMS Real Estate Income 50/50 Fund
Institutional Shares (Ticker: RREIX)
Platform Shares (Ticker: RREFX)
Z Shares (Ticker: RREZX)

REMS International Real Estate Value-Opportunity Fund
Institutional Shares (Ticker: REIFX)
Platform Shares (Ticker: REIYX)
Z Shares (Ticker: REIZX)

(collectively, the “REMS Funds”)

Supplement dated February 23, 2018
To the Prospectus dated June 28, 2017

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The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has considered various proposals designed, in part, to modernize and streamline the REMS Funds’ operations and to harmonize the advisory agreements and restrictions among the REMS Funds. As part of these proposals, the Board has approved: (i) revisions to the fundamental and non-fundamental investment restrictions of each of the REMS Funds; and (ii) a new form of investment advisory agreement.

Each of the REMS Fund was organized by different registrants, at different times and/or through different service providers. As a result, each of the REMS Fund’s fundamental and non-fundamental policies and contractual arrangements vary across the fund complex. While these differences have not impacted the operations of REMS Funds, the Board believes, after discussions with Real Estate Management Services Group, LLC, the investment adviser to the REMS Funds, and Trust management, that the REMS Funds would benefit if initiatives were undertaken to provide uniformity amongst the REMS Funds. No changes are being made to the existing investment process or strategies of any of the REMS Funds as a result of the proposals set forth in this proxy statement.

These proposals will be submitted for approval by the REMS Funds’ shareholders of record as of February 14, 2018 at a meeting anticipated to be held April 5, 2018. If approved by the shareholders of the REMS Funds, the proposals are expected to go into effect on April 30, 2018.

Additionally, in regard to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund, REMS has proposed, and the Board has agreed to reduce the management fee for the REMS Real Estate Value-Opportunity Fund from 1.00% to 0.90% and the REMS Real Estate Income 50/50 Fund from 0.50% to 0.45%. The reduced management fees will be effective on May 1, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE